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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use of our report dated March 5, 1999 included herein and to all references to our Firm included in this registration statement.

Philadelphia, Pa.,

 May 3, 1999                                             /s/ Arthur Andersen LLP